UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06336
                                                     ---------

                     Franklin Templeton International Trust
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                    (GRAPHIC)

                                 APRIL 30, 2008

               A series of Franklin Templeton International Trust

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                  INTERNATIONAL

                                TEMPLETON FOREIGN
                             SMALLER COMPANIES FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)

                      Franklin - Templeton - Mutual Series

Semiannual Report

Templeton Foreign Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton Foreign Smaller Companies Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Foreign Smaller Companies Fund - Class A had a -15.35% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a total return of -8.99% for the same period.(1) The Fund also underperformed the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, another relevant measure of Fund performance, which had a -14.30% cumulative total return for the reporting period.(2) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

2. Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 4/30/08

Asia                                       51.7%
Europe                                     26.5%
North America                              10.2%
Australia & New Zealand                     8.5%
Latin America & Caribbean                   0.9%
Short-Term Investments & Other Net Assets   2.2%

ECONOMIC AND MARKET OVERVIEW

The U.S. economy experienced significantly slower gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. In capital markets, investors quickly began broad reassessment of risk in the stock, bond and credit markets. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 20% of global GDP -- could have a meaningfully negative impact on growth prospects around the world. Nevertheless, growth remained robust in certain areas, particularly in Asia ex-Japan, where China's demand for commodities continued to have a significant impact on commodity prices and related equities.

Although many commodity prices dropped sharply toward the end of the period, during most of the six months under review, prices for oil, agricultural and industrial commodities, as well as precious metals, increased significantly and contributed to global inflationary pressures. While inflation remained a major concern within the eurozone, the U.S. focused on reigniting its economy through fiscal and monetary policies. Despite possible inflationary pressure from lower interest rates, the Federal Reserve Board (Fed) continued with monetary easing, reducing its federal funds target rate from 4.50% to 2.00% during the period. The Fed's interest rate reductions pressured the U.S. dollar as other countries' central banks generally left rates unchanged, and the dollar's value declined against many of the world's currencies. The U.S. dollar's weakness was another reason for higher commodity prices, as most of these prices are set in U.S. dollars.

Against this challenging economic backdrop, global equity markets were volatile, and the MSCI EAFE Index declined for the six-month period even though the weaker dollar aided returns. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Although many financial institutions were hurt by their subprime loan exposure, abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.


                              4 | Semiannual Report

INVESTMENT STRATEGY

We take a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company's true worth.

MANAGER'S DISCUSSION

Several of the Fund's holdings performed well during the period under review. Australia-based Downer EDI was among the Fund's top contributors to performance. The company, which operates in four major areas -- engineering, mining and resources, infrastructure services and rail -- benefited from the sale of its oil, gas and geothermal drilling division, Century Resources, in December 2007. The company also appointed a new CEO and renewed two major mining contracts during the reporting period. By period-end, we continued to view the company favorably as we believed its balance sheet had improved and that its four major business segments were well-positioned to benefit from the positive market environment and industry trends.

Fund performance was also helped by a position in U.K.-based GAME Group, a major European retailer of computer software, video games, consoles and related products. Our research revealed that GAME Group was fundamentally strong as the company continued to benefit from strength in the video game cycle. The industry's rapid hardware sales growth has driven increased software sales. In our analysis, the company should benefit as its sales mix shifted toward software, which typically has a higher gross margin than hardware. We also believed GAME Group's 2007 acquisition of GameStation has offered synergies and magnified the positive impact of the current game console cycle as GAME Group gained access to a large, higher margin, pre-owned sales base.

Another contributor to performance was Netherlands-based Vedior, a leading diversified staffing company, which benefited from its high exposure to the more profitable specialist and permanent placement segments of the staffing industry. The company improved its balance sheet by reducing its debt and its share price rose in value as it agreed to be acquired by rival Randstad, also based in the Netherlands. We believed the premium offered by Randstad, which was more than 50% of Vedior's market value immediately preceding the offer date, was fair. By period-end, Vedior was no longer a position in the Fund's portfolio.

TOP 10 SECTORS/INDUSTRIES

4/30/08

                                     % OF TOTAL
                                     NET ASSETS
                                     ----------
Commercial Banks                           9.0%
Commercial Services & Supplies             8.1%
Machinery                                  7.7%
Textiles, Apparel & Luxury Goods           7.3%
Electronic Equipment & Instruments         6.3%
Capital Markets                            4.9%
Leisure Equipment & Products               4.7%
Computers & Peripherals                    4.2%
Communications Equipment                   4.1%
Health Care Providers & Services           3.4%


                              Semiannual Report | 5

TOP 10 EQUITY HOLDINGS

4/30/08

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
---------------------------------      ----------
Downer EDI Ltd.                              3.6%
   COMMERCIAL SERVICES & SUPPLIES,
   AUSTRALIA
FKI PLC                                      3.2%
   MACHINERY, U.K.
Bank of Pusan                                2.9%
   COMMERCIAL BANKS, SOUTH KOREA
Yule Catto & Company PLC                     2.5%
   CHEMICALS, U.K.
D-Link Corp.                                 2.4%
   COMMUNICATIONS EQUIPMENT, TAIWAN
Giant Manufacturing Co. Ltd.                 2.3%
   LEISURE EQUIPMENT & PRODUCTS,
   TAIWAN
Texwinca Holdings Ltd.                       2.2%
   TEXTILES, APPAREL & LUXURY GOODS,
   HONG KONG
Simplo Technology Co. Ltd.                   2.1%
   COMPUTERS & PERIPHERALS, TAIWAN
Iluka Resources Ltd.                         2.0%
   METALS & MINING, AUSTRALIA
Daegu Bank Co. Ltd.                          2.0%
   COMMERCIAL BANKS, SOUTH KOREA

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund had some underperforming holdings during the six months under review. Shares of Sinotrans, a leading Chinese logistics company, declined in value during the review period due to concerns about the U.S. economic slowdown and its consequences for Asian markets. Although we believed that Sinotrans' volume growth could slow, our analysis indicated that the company's stock price largely reflected market concerns and that its margins should recover. Sinotrans, whose primary business is arranging logistics, benefits from partnerships with leading international freight carriers such as DHL and UPS and has fewer fixed costs than many of its asset-heavy peers. In addition, Sinotrans' status as China's dominant freight forwarder should allow the company to negotiate better rates if demand weakens.

Also hindering Fund performance during the reporting period was Canada-based MEGA Brands, a leading manufacturer of construction and preschool/magnetic construction toys. The company had a challenging year as it integrated its largest-ever acquisition, instituted a product recall and settled numerous lawsuits. However, despite these impediments, our outlook for the company remained positive as we believed MEGA Brands had the potential to rebound from these challenges due to likely efficiency gains from plant closures and downsizing and a solid product lineup. We believed MEGA Brands' innovation gives it a competitive advantage, and that the company was well-positioned to benefit from a strong product pipeline and international growth opportunities.

Shares of Takuma, a vertically integrated Japanese environmental equipment player with a focus on designing, constructing and running waste and biomass power plants, declined in value due to weaker-than-expected earnings. However, our analysis indicated that the company remained attractively valued and that the company's high degree of vertical integration could lead to a strong margin recovery if the domestic municipal demand for environmental products improves.


                              6 | Semiannual Report

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

(PHOTO OF BRADLEY RADIN)


/s/ Bradley Radin
Bradley Radin, CFA


(PHOTO OF HARLAN B. HODES)


/s/ Harlan B. Hodes
Harlan B. Hodes, CPA

Portfolio Management Team
Templeton Foreign Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

HARLAN B. HODES assumed portfolio manager responsibilities for Templeton Foreign Smaller Companies Fund in December 2007. Mr. Hodes has global research responsibilities for leisure equipment and products, small cap financial services and consumer goods, and Latin American banks. He also has country research coverage of the U.S., Israel and Egypt.

Prior to joining Templeton in 2001, Mr. Hodes worked for Kaufman, Rossin & Co. in Miami. In this position, he was responsible for the analysis and reporting of hedge funds, taxation of individuals, corporations, S corporations and partnerships. His responsibilities also included valuations, cash flow and financial analysis of other various entities. Prior to working for Kaufman, Rossin & Co., Mr. Hodes was with Arthur Andersen, where his responsibilities included the financial reporting and taxation of international banks.

Mr. Hodes earned a B.A. from the University of Michigan and an M.B.A. from the Leonard N. Stern School of Business at New York University. He is a Certified Public Accountant (CPA) and a member of the American Institute of Certified Public Accountants (AICPA).


                              Semiannual Report | 7

Performance Summary as of 4/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FINEX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$6.61    $18.75    $25.36
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2791
Short-Term Capital Gain           $0.1931
Long-Term Capital Gain            $2.2785
   TOTAL                          $2.7507

CLASS B (SYMBOL: N/A)                       CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$6.44    $18.16    $24.60
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1512
Short-Term Capital Gain           $0.1931
Long-Term Capital Gain            $2.2785
   TOTAL                          $2.6228

CLASS C (SYMBOL: FCFSX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$6.45    $18.21    $24.66
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1595
Short-Term Capital Gain           $0.1931
Long-Term Capital Gain            $2.2785
   TOTAL                          $2.6311

ADVISOR CLASS (SYMBOL: FTFAX)               CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$6.64    $18.79    $25.43
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.3217
Short-Term Capital Gain           $0.1931
Long-Term Capital Gain            $2.2785
   TOTAL                          $2.7933


                              8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH   1-YEAR     5-YEAR          10-YEAR
-------------------------------------   -------   -------   --------   ------------------
Cumulative Total Return(1)               -15.35%   - 7.48%   +145.78%        +127.16%
Average Annual Total Return(2)           -20.23%   -12.81%   + 18.29%        +  7.91%
Value of $10,000 Investment(3)          $ 7,977   $ 8,719   $ 23,162        $ 21,415
Avg. Ann. Total Return (3/31/08)(4)                -13.39%   + 19.39%        +  7.55%
   Total Annual Operating Expenses(5)      1.40%

CLASS B                                 6-MONTH    1-YEAR    5-YEAR    INCEPTION (1/1/99)
-------------------------------------   -------   -------   --------   ------------------
Cumulative Total Return(1)               -15.63%   - 8.17%   +136.90%        +154.47%
Average Annual Total Return(2)           -18.59%   -11.38%   + 18.63%        + 10.53%
Value of $10,000 Investment(3)          $ 8,141   $ 8,862   $ 23,490        $ 25,447
Avg. Ann. Total Return (3/31/08)(4)                -12.03%   + 19.70%        + 10.08%
   Total Annual Operating Expenses(5)      2.15%

CLASS C                                 6-MONTH   1-YEAR    5-YEAR     INCEPTION (7/1/98)
-------------------------------------   -------   -------   --------   ------------------
Cumulative Total Return(1)               -15.64%   - 8.16%   +136.95%        +123.22%
Average Annual Total Return(2)           -16.38%   - 8.96%   + 18.83%        +  8.51%
Value of $10,000 Investment(3)          $ 8,362   $ 9,104   $ 23,695        $ 22,322
Avg. Ann. Total Return (3/31/08)(4)                 -9.59%   + 19.86%        +  8.07%
   Total Annual Operating Expenses(5)      2.14%

ADVISOR CLASS                           6-MONTH   1-YEAR     5-YEAR          10-YEAR
-------------------------------------   -------   -------   --------   ------------------
Cumulative Total Return(1)               -15.25%   -7.26%    +148.98%        +132.75%
Average Annual Total Return(2)           -15.25%   -7.26%    + 20.01%        +  8.81%
Value of $10,000 Investment(3)          $ 8,475   $9,274    $ 24,898        $ 23,275
Avg. Ann. Total Return (3/31/08)(4)                -7.90%    + 21.12%        +  8.45%
   Total Annual Operating Expenses(5)      1.15%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                              Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  846.50             $ 6.93
Hypothetical (5% return before expenses)         $1,000           $1,017.35             $ 7.57

CLASS B
Actual                                           $1,000           $  843.70             $10.31
Hypothetical (5% return before expenses)         $1,000           $1,013.67             $11.27

CLASS C
Actual                                           $1,000           $  843.60             $10.13
Hypothetical (5% return before expenses)         $1,000           $1,013.87             $11.07

ADVISOR CLASS
Actual                                           $1,000           $  847.50             $ 5.74
Hypothetical (5% return before expenses)         $1,000           $1,018.65             $ 6.27

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.51%; B: 2.25%; C: 2.21%; and Advisor:
     1.25%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                   SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2008   -------------------------------------------------------------
CLASS A                                               (UNAUDITED)       2007          2006         2005        2004        2003
-----------------------------------------------    ----------------  ------------ ------------ ------------ ------------ ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  25.36       $  23.20     $  19.60     $  19.40     $  17.01     $  12.27
                                                      --------       --------     --------     --------     --------       ------
Income from investment operations(a):
   Net investment income(b) ...................           0.14           0.27         0.27         0.27         0.20         0.13
   Net realized and unrealized gains (losses)..          (4.00)          6.07         4.07         2.61         2.40         4.74
                                                      --------       --------     --------     --------     --------       ------
Total from investment operations ..............          (3.86)          6.34         4.34         2.88         2.60         4.87
                                                      --------       --------     --------     --------     --------       ------
Less distributions from:
   Net investment income ......................          (0.28)         (0.46)       (0.51)       (0.24)       (0.21)       (0.13)
   Net realized gains .........................          (2.47)         (3.72)       (0.23)       (2.44)          --           --
                                                      --------       --------     --------     --------     --------       ------
Total distributions ...........................          (2.75)         (4.18)       (0.74)       (2.68)       (0.21)       (0.13)
                                                      --------       --------     --------     --------     --------       ------
Redemption fees ...............................             --(e)          --(e)        --(e)        --(e)        --(e)        --
                                                      --------       --------     --------     --------     --------       ------
Net asset value, end of period ................       $  18.75       $  25.36     $  23.20     $  19.60     $  19.40       $17.01
                                                      ========       ========     ========     ========     ========       ======
Total return(c)................................         (15.35)%        31.50%       22.80%       15.00%       15.40%       39.99%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ......................................           1.51%(f)       1.40%(f)     1.50%(f)     1.57%(f)     1.63%(f)     1.52%
Net investment income .........................           1.46%          1.15%        1.24%        1.27%        1.06%        0.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $340,125       $503,289     $356,785     $288,564     $474,742     $350,507
Portfolio turnover rate .......................           3.67%         27.72%       33.92%       36.91%(g)    14.22%        6.37%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 13

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                   SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2008   -------------------------------------------------------------
CLASS B                                               (UNAUDITED)       2007          2006         2005        2004        2003
-----------------------------------------------    ----------------  ------------ ------------ ------------ ------------ ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  24.60         $22.63       $19.21       $19.07       $16.75       $12.11
                                                      --------         ------       ------       ------       ------       ------
Income from investment operations(a):
   Net investment income(b) ...................           0.07           0.08         0.09         0.12         0.08         0.07
   Net realized and unrealized gains (losses)..          (3.89)          5.91         4.00         2.56         2.35         4.62
                                                      --------         ------       ------       ------       ------       ------
Total from investment operations ..............          (3.82)          5.99         4.09         2.68         2.43         4.69
                                                      --------         ------       ------       ------       ------       ------
Less distributions from:
   Net investment income ......................          (0.15)         (0.30)       (0.44)       (0.10)       (0.11)       (0.05)
   Net realized gains .........................          (2.47)         (3.72)       (0.23)       (2.44)          --           --
                                                      --------         ------       ------       ------       ------       ------
Total distributions ...........................          (2.62)         (4.02)       (0.67)       (2.54)       (0.11)       (0.05)
                                                      --------         ------       ------       ------       ------       ------
Redemption fees ...............................             --(e)          --(e)        --(e)        --(e)        --(e)        --
                                                      --------         ------       ------       ------       ------       ------
Net asset value, end of period ................       $  18.16         $24.60       $22.63       $19.21       $19.07       $16.75
                                                      ========         ======       ======       ======       ======       ======
Total return(c) ...............................         (15.63)%        30.49%       21.93%       14.10%       14.54%       38.85%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ......................................           2.25%(f)       2.15%(f)     2.24%(f)     2.32%(f)     2.38%(f)     2.27%
Net investment income .........................           0.72%          0.40%        0.50%        0.52%        0.31%        0.16%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $  5,656         $8,505       $7,758       $7,576       $6,539       $3,352
Portfolio turnover rate .......................           3.67%         27.72%       33.92%       36.91%(g)    14.22%        6.37%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions.


14 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                       SIX MONTHS
                                                          ENDED                       YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2008  ------------------------------------------------------------
                                                        (UNAUDITED)      2007          2006         2005       2004         2003
                                                      --------------  -----------  -----------  -----------  -----------  --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period................    $ 24.66       $ 22.68      $ 19.25      $ 19.12      $ 16.79      $ 12.17
                                                        -------       -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b).........................       0.07          0.08         0.11         0.13         0.06         0.06
   Net realized and unrealized gains
      (losses)......................................      (3.89)         5.93         4.00         2.55         2.37         4.62
                                                        -------       -------      -------      -------      -------      -------
Total from investment operations....................      (3.82)         6.01         4.11         2.68         2.43         4.68
                                                        -------       -------      -------      -------      -------      -------
Less distributions from:
   Net investment income............................      (0.16)        (0.31)       (0.45)       (0.11)       (0.10)       (0.06)
   Net realized gains...............................      (2.47)        (3.72)       (0.23)       (2.44)          --           --
                                                        -------       -------      -------      -------      -------      -------
Total distributions.................................      (2.63)        (4.03)       (0.68)       (2.55)       (0.10)       (0.06)
                                                        -------       -------      -------      -------      -------      -------
Redemption fees.....................................         --(e)         --(e)        --(e)        --(e)        --(e)        --
                                                        -------       -------      -------      -------      -------      -------
Net asset value, end of period......................    $ 18.21       $ 24.66      $ 22.68      $ 19.25      $ 19.12      $ 16.79
                                                        =======       =======      =======      =======      =======      =======
Total return(c).....................................     (15.64)%       30.52%       21.91%       14.12%       14.54%       38.60%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses............................................       2.21%(f)      2.14%(f)     2.25%(f)     2.32%(f)     2.38%(f)     2.28%
Net investment income...............................       0.76%         0.41%        0.49%        0.52%        0.31%        0.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's)...................    $26,956       $38,434      $30,988      $23,519      $16,579      $10,673
Portfolio turnover rate.............................       3.67%        27.72%       33.92%       36.91%(g)    14.22%        6.37%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year. (e)Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 15

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                       SIX MONTHS
                                                         ENDED                         YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2008  -------------------------------------------------------------
                                                        (UNAUDITED)       2007         2006        2005         2004        2003
                                                      --------------  -----------  -----------  -----------  -----------  ---------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period................    $ 25.43       $ 23.26      $ 19.67      $ 19.46      $ 17.04      $ 12.29
                                                        -------       -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b).........................       0.17          0.34         0.32         0.36         0.21         0.20
   Net realized and unrealized gains (losses).......      (4.02)         6.06         4.09         2.57         2.46         4.70
                                                        -------       -------      -------      -------      -------      -------
Total from investment operations....................      (3.85)         6.40         4.41         2.93         2.67         4.90
                                                        -------       -------      -------      -------      -------      -------
Less distributions from:
   Net investment income............................      (0.32)        (0.51)       (0.59)       (0.28)       (0.25)       (0.15)
   Net realized gains...............................      (2.47)        (3.72)       (0.23)       (2.44)          --           --
                                                        -------       -------      -------      -------      -------      -------
Total distributions.................................      (2.79)        (4.23)       (0.82)       (2.72)       (0.25)       (0.15)
                                                        -------       -------      -------      -------      -------      -------
Redemption fees.....................................         --(e)         --(e)       --(e)         --(e)        --(e)        --
                                                        -------       -------      -------      -------      -------      -------
Net asset value, end of period......................    $ 18.79       $ 25.43      $ 23.26      $ 19.67      $ 19.46      $ 17.04
                                                        =======       =======      =======      =======      =======      =======
Total return(c).....................................     (15.25)%       31.78%       23.14%       15.26%       15.73%       40.37%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses............................................      1.25%(f)       1.15%(f)     1.25%(f)     1.32%(f)     1.38%(f)     1.27%
Net investment income...............................       1.72%         1.40%        1.49%        1.52%        1.31%        1.16%
SUPPLEMENTAL DATA
Net assets, end of period (000's)...................    $42,349       $63,042      $40,270      $31,695      $16,195      $25,482
Portfolio turnover rate.............................       3.67%        27.72%      33.92%        36.91%(g)    14.22%        6.37%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions.


16 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND                                  INDUSTRY                  SHARES        VALUE
------------------------------------------------------   --------------------------------------   ----------   -----------
    LONG TERM INVESTMENTS 97.8%
    COMMON STOCKS 96.6%
    AUSTRALIA 8.5%
    Billabong International Ltd. .....................      Textiles, Apparel & Luxury Goods         331,534   $ 3,752,236
    Downer EDI Ltd. ..................................       Commercial Services & Supplies        2,171,062    14,845,369
    Emeco Holdings Ltd. ..............................      Trading Companies & Distributors       2,702,509     2,039,097
    Iluka Resources Ltd. .............................               Metals & Mining               2,270,966     8,417,516
    PaperlinX Ltd. ...................................           Paper & Forest Products           2,647,437     6,317,234
                                                                                                               -----------
                                                                                                                35,371,452
                                                                                                               -----------
    BAHAMAS 1.7%
(a) Steiner Leisure Ltd. .............................        Diversified Consumer Services          212,270     7,024,014
                                                                                                               -----------
    BELGIUM 1.4%
    Barco NV  . ......................................     Electronic Equipment & Instruments         82,850     5,620,599
                                                                                                               -----------
    BRAZIL 0.9%
    Companhia de Saneamento de Minas Gerais ..........               Water Utilities                 230,100     3,848,382
                                                                                                               -----------
    CANADA 7.4%
(a) ATS Automation Tooling Systems Inc. ..............                  Machinery                    969,060     6,687,486
    Biovail Corp. ....................................               Pharmaceuticals                 130,000     1,487,042
    Dorel Industries Inc., B  ........................             Household Durables                191,900     5,811,687
(a) GSI Group Inc.  ..................................     Electronic Equipment & Instruments        416,230     3,392,274
    Kingsway Financial Services Inc. .................                  Insurance                    175,300     2,395,123
(a) MDS Inc.  ........................................       Life Sciences Tools & Services          376,719     7,451,338
(a) Mega Brands Inc.  ................................        Leisure Equipment & Products           336,600     1,256,693
(a) Saxon Energy Services Inc. .......................         Energy Equipment & Services           305,000     2,080,578
                                                                                                               -----------
                                                                                                                30,562,221
                                                                                                               -----------
    CHINA 6.4%
(a) AAC Acoustic Technologies Holdings Inc. ..........          Communications Equipment           3,128,000     3,090,374
    Bio-Treat Technology Ltd.  .......................       Commercial Services & Supplies        6,424,875     1,421,223
    People's Food Holdings Ltd.  .....................                Food Products                9,631,101     7,811,688
    Sinotrans Ltd., H ................................           Air Freight & Logistics          24,571,000     8,323,007
    Travelsky Technology Ltd., H .....................                 IT Services                 2,694,150     2,340,259
    Weiqiao Textile Co. Ltd., H  . ...................      Textiles, Apparel & Luxury Goods       3,160,578     3,779,514
                                                                                                               -----------
                                                                                                                26,766,065
                                                                                                               -----------
    FINLAND 3.9%
    Amer Sports OYJ  .................................        Leisure Equipment & Products           437,336     7,647,747
(a) Elcoteq SE, A  ...................................          Communications Equipment             239,150     1,934,196
    Huhtamaki OYJ  ...................................           Containers & Packaging              616,447     6,698,927
                                                                                                               -----------
                                                                                                                16,280,870
                                                                                                               -----------
    GERMANY 1.5%
(a) Jenoptik AG  .....................................     Electronic Equipment & Instruments        536,115     4,779,630
(a) Thiel Logistik AG  ...............................           Air Freight & Logistics             501,627     1,417,620
                                                                                                               -----------
                                                                                                                 6,197,250
                                                                                                               -----------
    HONG KONG 5.7%
    Asia Satellite Telecommunications Holdings Ltd. ..   Diversified Telecommunication Services    1,012,902     1,715,516
    Dah Sing Financial Group .........................              Commercial Banks                 637,269     4,623,905
    Fountain Set (Holdings) Ltd. .....................      Textiles, Apparel & Luxury Goods       8,860,566     1,398,364
    Giordano International Ltd. ......................              Specialty Retail               6,611,910     2,884,426


                             Semiannual Report | 17

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND                                    INDUSTRY                      SHARES        VALUE
------------------------------------------------------   --------------------------------------------   ----------   -----------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    HONG KONG (CONTINUED)
    Hung Hing Printing Group Ltd. ....................              Containers & Packaging               1,400,260   $   441,975
    Lerado Group (Holding) Co. Ltd. ..................           Leisure Equipment & Products            9,098,706       840,554
    Texwinca Holdings Ltd. ...........................         Textiles, Apparel & Luxury Goods         12,214,808     9,199,798
    Yue Yuen Industrial Holdings Ltd. ................         Textiles, Apparel & Luxury Goods            780,045     2,372,037
                                                                                                                     -----------
                                                                                                                      23,476,575
                                                                                                                     -----------
    JAPAN 6.8%
    Descente Ltd. ....................................         Textiles, Apparel & Luxury Goods            741,000     4,209,863
    MEITEC Corp. .....................................          Commercial Services & Supplies             145,248     4,153,932
    Nichii Gakkan Co. ................................         Health Care Providers & Services            421,300     6,176,232
    Sohgo Security Services Co. Ltd. .................          Commercial Services & Supplies             595,501     8,352,184
    Takuma Co. Ltd. ..................................                     Machinery                     1,027,000     2,823,571
    USS Co. Ltd. .....................................                 Specialty Retail                     35,000     2,476,328
                                                                                                                     -----------
                                                                                                                      28,192,110
                                                                                                                     -----------
    NETHERLANDS 3.8%
    Aalberts Industries NV ...........................                     Machinery                       111,796     2,426,282
    Draka Holding NV .................................               Electrical Equipment                   58,518     2,103,270
    OPG Groep NV .....................................         Health Care Providers & Services            290,100     7,813,347
    SBM Offshore NV ..................................            Energy Equipment & Services               88,312     3,386,479
                                                                                                                     -----------
                                                                                                                      15,729,378
                                                                                                                     -----------
    NORWAY 0.4%
    Tomra Systems ASA ................................          Commercial Services & Supplies             252,000     1,814,677
                                                                                                                     -----------
    PHILIPPINES 0.5%
    First Gen Corp. ..................................   Independent Power Producers & Energy Traders    2,261,000     1,900,900
                                                                                                                     -----------
    SINGAPORE 2.0%
    Cerebos Pacific Ltd. .............................                   Food Products                      37,213       103,446
    Huan Hsin Holdings Ltd. ..........................        Electronic Equipment & Instruments         2,700,075     1,154,729
    Osim International Ltd. ..........................                 Specialty Retail                  5,210,223     1,152,534
    Venture Corp. Ltd. ...............................        Electronic Equipment & Instruments           725,862     5,940,914
                                                                                                                     -----------
                                                                                                                       8,351,623
                                                                                                                     -----------
    SOUTH KOREA 10.6%
    Bank of Pusan ....................................                 Commercial Banks                    752,575    12,114,713
    Binggrae Co. Ltd. ................................                   Food Products                      75,000     2,792,175
    Daeduck Electronics Co. Ltd. .....................        Electronic Equipment & Instruments           599,863     3,162,996
    Daegu Bank Co. Ltd. ..............................                 Commercial Banks                    528,705     8,379,177
    Halla Climate Control Corp. ......................                  Auto Components                    649,160     6,075,866
    INTOPS Co. Ltd. ..................................        Electronic Equipment & Instruments            77,936     2,004,235
    People & Telecommunication Inc. ..................             Communications Equipment                213,488     2,121,580
    Sindo Ricoh Co. ..................................                Office Electronics                    35,020     1,996,655
    Youngone Corp. ...................................         Textiles, Apparel & Luxury Goods            699,989     5,560,840
                                                                                                                     -----------
                                                                                                                      44,208,237
                                                                                                                     -----------
    SWEDEN 2.6%
    D. Carnegie & Co. AB .............................                  Capital Markets                    597,605     7,710,936
    Securitas Systems AB, B ..........................          Commercial Services & Supplies           1,257,190     3,191,823
                                                                                                                     -----------
                                                                                                                      10,902,759
                                                                                                                     -----------


                             18 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND                                      INDUSTRY                      SHARES        VALUE
----------------------------------------------------------  --------------------------------------------  ----------  ------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      SWITZERLAND 2.2%
      Verwaltungs- und Privat-Bank AG ....................                Capital Markets                     27,682  $  6,999,309
      Vontobel Holding AG ................................                Capital Markets                     51,568     1,965,775
                                                                                                                      ------------
                                                                                                                         8,965,084
                                                                                                                      ------------
      TAIWAN 14.5%
  (a) AcBel Polytech Inc. ................................              Electrical Equipment              10,191,440     4,987,354
      D-Link Corp. .......................................            Communications Equipment             6,179,127     9,761,590
      Giant Manufacturing Co. Ltd. .......................          Leisure Equipment & Products           3,690,000     9,562,066
      KYE Systems Corp. ..................................             Computers & Peripherals             4,482,466     6,624,878
      Pihsiang Machinery Manufacturing Co. Ltd. ..........         Health Care Equipment & Supplies        2,704,000     5,257,469
  (a) Qisda Corp. ........................................             Computers & Peripherals             2,361,600     2,132,983
      Simplo Technology Co. Ltd. .........................             Computers & Peripherals             1,556,430     8,587,905
  (a) Ta Chong Bank Ltd. .................................                 Commercial Banks               17,042,000     5,765,091
      Taiwan Fu Hsing ....................................                Building Products                7,000,980     4,368,786
      Test-Rite International Co. Ltd. ...................                  Distributors                   5,123,944     3,357,343
                                                                                                                      ------------
                                                                                                                        60,405,465
                                                                                                                      ------------
      THAILAND 5.0%
  (a) Bank of Ayudhya Public Co. Ltd., GDR ...............                Commercial Banks                 8,663,400     6,645,222
      Glow Energy Public Co. Ltd., fgn. ..................  Independent Power Producers & Energy Traders   5,587,554     5,776,275
      Total Access Communication Public Co. Ltd., fgn. ...       Wireless Telecommunication Services       5,804,650     8,300,649
                                                                                                                      ------------
                                                                                                                        20,722,146
                                                                                                                      ------------

      UNITED KINGDOM 10.8%
      Bodycote International PLC .........................                   Machinery                     1,426,616     6,857,337
      Fiberweb PLC .......................................               Personal Products                 3,006,400     2,405,994
      FKI PLC ............................................                   Machinery                     7,640,180    13,254,122
      Future PLC .........................................                     Media                       4,273,340     2,421,554
      GAME Group PLC .....................................               Specialty Retail                    990,228     5,399,627
(a,b) Henderson Group PLC ................................                Capital Markets                    864,371     2,105,321
      New Star Asset Management Group Ltd. ...............                Capital Markets                    679,665     1,641,924
      Yule Catto & Co. PLC ...............................                   Chemicals                     3,333,617    10,572,028
                                                                                                                      ------------
                                                                                                                        44,657,907
                                                                                                                      ------------
      TOTAL COMMON STOCKS (COST $377,428,401) ............                                                             400,997,714
                                                                                                                      ------------
      MUTUAL FUND (COST $870,859) 1.2%
      CANADA 1.2%
      North West Co. Fund ................................         Diversified Financial Services            266,494     4,903,320
                                                                                                                      ------------
      TOTAL LONG TERM INVESTMENTS
         (COST $378,299,260) .............................                                                             405,901,034
                                                                                                                      ------------


                             Semiannual Report | 19

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND                 PRINCIPAL AMOUNT       VALUE
------------------------------------------------------   ----------------   ------------
      SHORT TERM INVESTMENT (COST $4,172,797) 1.0%
      U.S. GOVERNMENT AND AGENCY SECURITIES 1.0%
  (c) FHLB, 5/01/08 ..................................      $4,173,000      $  4,173,000
                                                                            ------------
      TOTAL INVESTMENTS (COST $382,472,057) 98.8% ....                       410,074,034
      OTHER ASSETS, LESS LIABILITIES 1.2% ............                         5,012,608
                                                                            ------------
      NET ASSETS 100.0% ..............................                      $415,086,642
                                                                            ------------

SELECTED PORTFOLIO ABBREVIATIONS

FHLB - Federal Home Loan Bank
GDR  - Global Depository Receipt

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

(c)  The security is traded on a discount basis with no stated coupon rate.


20 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008 (unaudited)

                                                                    TEMPLETON
                                                                 FOREIGN SMALLER
                                                                  COMPANIES FUND
                                                                 ---------------
Assets:
   Investments in securities:
      Cost ....................................................   $382,472,057
                                                                  ------------
      Value ...................................................   $410,074,034
   Cash .......................................................         89,102
   Foreign currency, at value (cost $367,919) .................        367,379
   Receivables:
      Investment securities sold ..............................      5,577,827
      Capital shares sold .....................................        160,643
      Dividends ...............................................      1,476,760
                                                                  ------------
         Total assets .........................................    417,745,745
                                                                  ------------
Liabilities:
   Payables:
      Investment securities purchased .........................        624,696
      Capital shares redeemed .................................      1,376,714
      Affiliates ..............................................        429,917
   Accrued expenses and other liabilities .....................        227,776
                                                                  ------------
         Total liabilities ....................................      2,659,103
                                                                  ------------
            Net assets, at value ..............................   $415,086,642
                                                                  ------------
Net assets consist of:
   Paid-in capital ............................................   $345,543,937
   Undistributed net investment income ........................      2,813,476
   Net unrealized appreciation (depreciation) .................     27,630,864
   Accumulated net realized gain (loss) .......................     39,098,365
                                                                  ------------
            Net assets, at value ..............................   $415,086,642
                                                                  ------------


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 21

Franklin Templeton International Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008 (unaudited)

                                                                                  TEMPLETON
                                                                               FOREIGN SMALLER
                                                                                COMPANIES FUND
                                                                               ---------------
CLASS A:
   Net assets, at value ....................................................     $340,125,361
                                                                                 ------------
   Shares outstanding ......................................................       18,143,694
                                                                                 ------------
   Net asset value per share(a) ............................................     $      18.75
                                                                                 ------------
   Maximum offering price per share (net asset value per share / 94.25%) ...     $      19.89
                                                                                 ------------
CLASS B:
   Net assets, at value ....................................................     $  5,656,278
                                                                                 ------------
   Shares outstanding ......................................................          311,390
                                                                                 ------------
   Net asset value and maximum offering price per share(a) .................     $      18.16
                                                                                 ------------
CLASS C:
   Net assets, at value ....................................................     $ 26,955,657
                                                                                 ------------
   Shares outstanding ......................................................        1,480,410
                                                                                 ------------
   Net asset value and maximum offering price per share(a) .................     $      18.21
                                                                                 ------------
ADVISOR CLASS:
   Net assets, at value ....................................................     $ 42,349,346
                                                                                 ------------
   Shares outstanding ......................................................        2,253,507
                                                                                 ------------
   Net asset value and maximum offering price per share(a) .................     $      18.79
                                                                                 ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


 22 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the six months ended April 30, 2008 (unaudited)

                                                                                     TEMPLETON
                                                                                   FOREIGN SMALLER
                                                                                    COMPANIES FUND
                                                                                   ---------------
Investment income:
   Dividends (net of foreign taxes withheld of $687,039) .......................   $   6,405,704
   Interest ....................................................................         290,818
                                                                                   -------------
         Total investment income ...............................................       6,696,522
                                                                                   -------------
Expenses:
   Management fees (Note 3a) ...................................................       1,977,194
   Distribution fees: (Note 3c)
      Class A ..................................................................         481,253
      Class B ..................................................................          31,718
      Class C ..................................................................         140,397
   Transfer agent fees (Note 3e) ...............................................         582,947
   Custodian fees (Note 4) .....................................................          99,124
   Reports to shareholders .....................................................          58,577
   Registration and filing fees ................................................          49,784
   Professional fees ...........................................................          21,994
   Trustees' fees and expenses .................................................          23,135
   Other .......................................................................          10,473
                                                                                   -------------
         Total expenses ........................................................       3,476,596
         Expense reductions (Note 4) ...........................................            (999)
                                                                                   -------------
            Net expenses .......................................................       3,475,597
                                                                                   -------------
               Net investment income ...........................................       3,220,925
                                                                                   -------------
Realized and unrealized losses:
   Net realized gain (loss) from:
      Investments ..............................................................      39,145,410
      Foreign currency transactions ............................................         (39,571)
                                                                                   -------------
            Net realized gain (loss) ...........................................      39,105,839
                                                                                   -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (136,253,895)
      Translation of assets and liabilities denominated in foreign currencies ..           5,577
                                                                                   -------------
            Net change in unrealized appreciation (depreciation) ...............    (136,248,318)
                                                                                   -------------
Net realized and unrealized gain (loss) ........................................     (97,142,479)
                                                                                   -------------
Net increase (decrease) in net assets resulting from operations ................   $(93,921,554)
                                                                                   =============


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 23

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                TEMPLETON FOREIGN
                                                                                              SMALLER COMPANIES FUND
                                                                                       -----------------------------------
                                                                                       SIX MONTHS ENDED
                                                                                        APRIL 30, 2008       YEAR ENDED
                                                                                          (UNAUDITED)     OCTOBER 31, 2007
                                                                                       ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................    $   3,220,925       $  6,063,210
      Net realized gain (loss) from investments and foreign currency transactions ..       39,105,839         59,618,721
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ...     (136,248,318)        76,074,154
                                                                                        -------------       ------------
            Net increase (decrease) in net assets resulting from operations ........      (93,921,554)       141,756,085
                                                                                        -------------       ------------
Distributions to shareholders from:
      Net investment income:
         Class A ...................................................................       (5,292,233)        (7,217,818)
         Class B ...................................................................          (50,034)          (100,225)
         Class C ...................................................................         (242,410)          (423,328)
         Advisor Class .............................................................         (743,293)          (938,842)
      Net realized gains:
         Class A ...................................................................      (46,870,210)       (57,264,741)
         Class B ...................................................................         (817,880)        (1,245,663)
         Class C ...................................................................       (3,756,366)        (5,086,149)
         Advisor Class .............................................................       (5,710,670)        (6,521,455)
                                                                                        -------------       ------------
   Total distributions to shareholders .............................................      (63,483,096)       (78,798,221)
                                                                                        -------------       ------------
   Capital share transactions: (Note 2)
         Class A ...................................................................      (34,348,245)        94,078,277
         Class B ...................................................................         (614,092)          (142,541)
         Class C ...................................................................       (1,344,450)         3,643,757
         Advisor Class .............................................................       (4,474,094)        16,921,144
                                                                                        -------------       ------------
   Total capital share transactions ................................................      (40,780,881)       114,500,637
                                                                                        -------------       ------------
   Redemption fees .................................................................            2,920              9,811
                                                                                        -------------       ------------
            Net increase (decrease) in net assets ..................................     (198,182,611)       177,468,312
Net assets:
   Beginning of period .............................................................      613,269,253        435,800,941
                                                                                        -------------       ------------
   End of period ...................................................................    $ 415,086,642       $613,269,253
                                                                                        =============       ============
Undistributed net investment income included in net assets:
   End of period ...................................................................    $   2,813,476       $  5,920,521
                                                                                        =============       ============


24 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Foreign Smaller Companies Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             Semiannual Report | 25

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             26 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 27

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               SIX MONTHS ENDED                 YEAR ENDED
                                                APRIL 30, 2008               OCTOBER 31, 2007
                                          ---------------------------   --------------------------
                                             SHARES         AMOUNT        SHARES         AMOUNT
                                          -----------   -------------   ----------   -------------
CLASS A SHARES:
   Shares sold ........................     1,014,265   $  19,195,351    7,001,597   $ 161,429,180
   Shares issued in reinvestment of
      distributions ...................     2,490,090      47,261,906    2,798,057      57,724,013
   Shares redeemed ....................    (5,209,859)   (100,805,502)  (5,329,763)   (125,074,916)
                                           ----------   -------------    ---------   -------------
   Net increase (decrease) ............    (1,705,504)  $ (34,348,245)   4,469,891   $  94,078,277
                                           ==========   =============    =========   =============
CLASS B SHARES:
   Shares sold ........................         1,070   $      22,038       25,887   $     577,147
   Shares issued in reinvestment of
      distributions ...................        43,058         793,986       62,179       1,247,936
   Shares redeemed ....................       (78,438)     (1,430,116)     (85,177)     (1,967,624)
                                           ----------   -------------    ---------   -------------
   Net increase (decrease) ............       (34,310)  $    (614,092)       2,889   $    (142,541)
                                           ==========   =============    =========   =============
CLASS C SHARES:
   Shares sold ........................        37,021   $     691,321      274,616   $   6,017,252
   Shares issued in reinvestment of
      distributions ...................       182,445       3,371,595      229,276       4,613,039
   Shares redeemed ....................      (297,726)     (5,407,366)    (311,561)     (6,986,534)
                                           ----------   -------------    ---------   -------------
   Net increase (decrease) ............       (78,260)  $  (1,344,450)     192,331   $   3,643,757
                                           ==========   =============    =========   =============


                             28 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                          SIX MONTHS ENDED            YEAR ENDED
                                           APRIL 30, 2008          OCTOBER 31, 2007
                                       ----------------------  ------------------------
                                        SHARES      AMOUNT       SHARES       AMOUNT
                                       --------  ------------  ----------  ------------
ADVISOR CLASS SHARES:
   Shares sold.......................   509,041  $  9,871,599   1,983,815  $ 45,973,474
   Shares issued in reinvestment of
      distributions..................   122,206     2,323,137     178,388     3,687,609
   Shares redeemed...................  (856,915)  (16,668,830) (1,414,664)  (32,739,939)
                                       --------  ------------  ----------  ------------
   Net increase (decrease)...........  (225,668) $ (4,474,094)    747,539  $ 16,921,144
                                       ========  ============  ==========  ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                     AFFILIATION
-------------------------------------------------------------  ----------------------
Franklin Templeton Investments Corp. (FTIC)                    Investment manager
Templeton Investment Counsel, LLC (TIC)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

At a Special Meeting of Shareholders held on January 4, 2008, a new investment management agreement between the Fund and FTIC, and a new subadvisory agreement between FTIC and TIC (an affiliate of FTIC), were approved. Under the subadvisory agreement, TIC provides sub-advisory services to the Fund and receives from FTIC fees based on the average daily net assets of the fund.

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE  NET ASSETS
-------------------  ---------------------------------------------------
      1.000%         Up to and including $100 million
      0.900%         Over $100 million, up to and including $250 million
      0.800%         Over $250 million, up to and including $500 million
      0.750%         In excess of $500 million


                             Semiannual Report | 29

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A.......  0.25%
Class B.......  1.00%
Class C.......  1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributorshasadvised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers...................  $42,402
Contingent deferred sales charges retained.......   10,836

E. TRANSFER AGENT FEES

For the period ended April 30, 2008, the Fund paid transfer agent fees of $582,947,of which $238,783 was retained by Investor Services.


                             30 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................   $382,472,057
                                                  ============
Unrealized appreciation .......................   $ 86,932,444
Unrealized depreciation .......................    (59,330,467)
                                                  ------------
Net unrealized appreciation (depreciation) ....   $ 27,601,977
                                                  ============

Net investment income and net realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2008, aggregated $16,611,291 and $86,808,255 respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on April 30, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.


                             Semiannual Report | 31

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

8. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             32 | Semiannual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 15, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Foreign Smaller Companies Fund, one of the Funds within Franklin Templeton International Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports


                             Semiannual Report | 33

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional international small/midcap core funds as selected by Lipper. Comparative performance within such universe was shown for the one-year period ended January 31, 2008, and the previous 10 years ended that date. The Lipper report showed the Fund's total return for the one-year period to be in


                             34 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the second-lowest quintile of such performance universe, and on an annualized basis to be in the lowest quintile for each of the previous three-, five- and 10-year periods. In discussing such performance, management pointed out the long-term value-oriented philosophy followed by the Fund and the Board noted that recent changes had been made in the Fund's portfolio management team and that the Fund had been closed to new investors since May 1, 2007. The Board also noted, while in the lower quintiles, that the Fund's annualized total return as shown in the Lipper report exceeded 9% for the previous three- and 10-year periods and exceeded 18% for the previous five-year period. While the Board believed that no immediate change in portfolio management was warranted, the Board intends to closely monitor this Fund's future performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report for the Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such comparisons showed the contractual investment management fee rate and total expenses of Templeton Foreign Smaller Companies Fund each to be in the least expensive quintile of its expense group. The Board was satisfied with the investment management fees and total expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a


                             Semiannual Report | 35

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted in Templeton Foreign Smaller Companies Fund that economies of scale were shared with the fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee schedule under the investment management agreement for Templeton Foreign Smaller Companies Fund provides an initial fee of 1% on the first $100 million of net assets; 0.90% on the next $150 million; 0.80% on the next $250 million; and 0.75% on net assets in excess of $500 million. This Fund's assets were approximately $510 million at December 31, 2007. In discussing the prospect of adding additional breakpoints, management expressed its view that the existing fee schedule was low and reflected anticipated economies of scale and pointed out the favorable effective management fee comparison of this Fund within its


                             36 | Semiannual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Lipper expense group. While intending to monitor future growth, the Board believed that to the extent economies of scale may be realized by the manager and its affiliates, the schedule of fees under the investment management agreement provides for a sharing of benefits with this Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 37

(FRANKLIN TEMPLETON INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN
SMALLER COMPANIES FUND

INVESTMENT MANAGER
Franklin Templeton Investments Corp.

SUBADVISOR
Templeton Investment Counsel, LLC

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

                                    (GRAPHIC)

                                 APRIL 30, 2008

               A series of Franklin Templeton International Trust

SEMIANNUAL REPORT AND SHAREHOLDER LETTER INTERNATIONAL

                                    FRANKLIN
                                INDIA GROWTH FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN - Templeton - Mutual Series

Semiannual Report

Franklin India Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin India Growth Fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of "Indian companies," which are defined as those organized under the laws of, or with a principal office in, or for which the principal trading market for their securities is in India; or that derive 50% or more of total revenue or profit from goods or services produced or sales made in India; or that have 50% or more of their assets in India.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This inaugural semiannual report for Franklin India Growth Fund covers the period since inception on January 31, 2008, through April 30, 2008.

PERFORMANCE OVERVIEW

Franklin India Growth Fund - Class A had a -7.30% cumulative total return since the Fund's inception on January 31, 2008, through April 30, 2008. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) India Index, which had a -5.32% return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the period under review, inflationary pressures and the resulting policy responses to contain them affected the Indian economy and investor sentiment in the region. Some of the Indian government's most recent fiscal and monetary policies were enacted to tame price rises ahead of upcoming national elections. The recent inflationary spike was largely due to supply-side pressures (both global and domestic) and the government appeared to focus on taming inflation rather than maintaining economic growth. Fiscal measures such as import duty cuts and export bans were announced in 2008, and local investors grew worried about price controls such policies could generate. However, India's

1. The Fund currently invests indirectly in Indian companies through FT (Mauritius) Offshore Investments Limited.

2. Source: Standard & Poor's Micropal. The MSCI India Index is a broad-based index of the Indian stock market with an inception of 12/31/92. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE PORTFOLIO'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 29.


                              Semiannual Report | 3
relatively low dependency on exports could help buffer its economy during a global slowdown when compared with its emerging markets peers. Furthermore, domestic investment and consumption trends that account for much of India's economic growth have been robust.

After a strong performance in 2007, Indian equity markets declined sharply during the first quarter of 2008 due to weak global sentiment and significant foreign fund outflows, with stocks of mid- and small-capitalization companies faring the worst. In April, however, foreign fund inflows and renewed buying by domestic institutions helped Indian equities register strong gains through period-end.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth potential, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company's financial strength, management's expertise, the company's growth potential within the industry, and the industry's growth potential.

MANAGER'S DISCUSSION

Our overall strategy has been to build a diversified portfolio of companies that cover the full market capitalization spectrum and which we believe are best positioned to take advantage of Indian economic growth. During the reporting period, this strategy led us to investments among financial services, capital goods, telecommunications and software companies foremost.

Stocks in the consumer staples (including Nestle India) and health care sectors (including Sun Pharmaceuticals) sectors generally performed well during India's recent market downturn, as these are traditionally viewed by investors as defensive stocks during a difficult market environment. In our view, growth in the consumer staples sector depends upon two structural drivers: (1) increasing


                              4 | Semiannual Report
penetration and consumption in rural areas, and (2) catering to the changing aspirations of urban markets. The increased investments in rural infrastructure and improvement in farm production in recent years has further supported growth in rural incomes, while robust non-farm economic growth has raised urban incomes and changed lifestyles. Fund holding Nestle India, a large food and beverage manufacturer, has been taking advantage of this socioeconomic growth wave.

The Indian government's renewed focus on improving health care appeared to have the potential to boost pharmaceutical companies' prospects. In our view, apart from generic drug manufacturing and contract manufacturing, changing demographics and disease profiles are expected to boost India's health care services market. Similarly, current inadequate health care infrastructure and limited government investment in this area suggest the potential for significant growth opportunities within the private sector. Finally, with India emerging as a low-cost health care destination for international patients, "medical tourism" is another niche but growing area within the country's health care sector. Sun Pharmaceuticals, another Fund holding, performed well within this environment.

Other top contributors to Fund performance included Reliance Industries and Infosys Technologies. Infosys is India's second-largest information technology
(IT) services company and one of the fastest growing IT services companies in the world, besides being a leader in the offshore service space. Offshoring is becoming a mainstream option, while scale and scalability, along with the ability to develop higher margin businesses such as consulting, are key to garnering bigger market shares among Infosys' competitors. In this respect, Infosys appeared well-positioned and continued to gain market share given its strong branding and large sales network.

Unfortunately, the Fund's return since inception was impacted by the general retreat in most global stock markets, including India's, so far in 2008. In particular, the Fund's banking and industrial stocks fared worst, due in part to changes in the interest rate environment, investor selling to lock in gains and increased inflationary pressures. Fund holdings within these sectors included major consumer bank ICICI Bank, construction conglomerate Larsen & Toubro and power infrastructure player ABB India. In our view, major banks such as ICICI Bank are well placed to capitalize on the favorable demographics and enhance the relatively low penetration of banking, insurance and asset management services within the country.

Also, at this stage we believe continued investment in core infrastructure areas (such as roads, ports and power grids) is critical to the country's growth trajectory and, at the same time, Indian companies have increased capital spending there. While there could be moderation of corporate investments due to recent

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 4/30/08

                                   (BAR CHART)

Finance                                     24.7%
Producer Manufacturing                      14.7%
Technology Services                         10.5%
Communications                              10.0%
Energy Minerals                              9.1%
Consumer Non-Durables                        7.3%
Health Technology                            6.4%
Non-Energy Minerals                          4.2%
Consumer Durables                            2.6%
Process Industries                           1.4%
Other                                        0.3%
Short-Term Investments & Other Net Assets    8.8%


                              Semiannual Report | 5

TOP 10 EQUITY HOLDINGS

4/30/08

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
------------------------                 ----------
Reliance Industries Ltd.                    8.0%
   ENERGY MINERALS, INDIA
Bharti Airtel Ltd.                          6.6%
   COMMUNICATIONS, INDIA
Infosys Technologies Ltd.                   5.4%
   TECHNOLOGY SERVICES, INDIA
ICICI Bank Ltd.                             5.3%
   FINANCE, INDIA
Housing Development Finance Corp. Ltd.      5.2%
   FINANCE, INDIA
Larsen & Toubro Ltd.                        4.2%
   PRODUCER MANUFACTURING, INDIA
HDFC Bank Ltd.                              3.7%
   FINANCE, INDIA
Nestle India Ltd.                           3.7%
   CONSUMER NON-DURABLES, INDIA
Reliance Communication Ltd.                 3.4%
   COMMUNICATIONS, INDIA
Kotak Mahindra Bank Ltd.                    3.3%
   FINANCE, INDIA

uncertainty, our analysis led us to believe medium- to long-term trends were positive and should help companies like Larsen & Toubro and ABB India.

In line with our investment views toward the financial services, capital goods, telecommunications and software sectors, the Fund's top stock exposures were Reliance Industries, Bharti Airtel, Infosys Technologies and ICICI Bank. Reliance Industries is one of the biggest Indian conglomerates, with interests in upstream (exploration, development and production) oil and gas, refining and related petrochemicals. Factors such as diversity of revenues, integration across product lines and volume growth have helped the company overcome downturns in product cycles. According to our analysis, its anticipated future forays into organized retailing and SEZs (special economic zones) are potential growth opportunities over the medium to long term.

Bharti Airtel is one of India's largest integrated telecommunication services providers and has had consistent, rapid expansion in its mobile subscriber base over time. With India among the world's fastest-growing telecommunications markets, the company has been able to acquire a significant market share. While Bharti recently faced concerns over new communications spectrum allocation, the company continues to enjoy the advantages of brand equity and consumer reach.

ICICI Bank is one of India's largest banks -- a leader in retail lending, insurance and brokerage services. The bank offers one of the best exposures to India's growing consumer finance and financial services markets and has also benefited from an ongoing corporate lending and capital expenditure cycle stemming from the country's robust economic growth.


                              6 | Semiannual Report

Thank you for your participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF STEPHEN H. DOVER)


/s/ Stephen H. Dover

Stephen H. Dover, CFA
Portfolio Manager

(PHOTO OF Purav A. Jhaveri)


/s/ Purav A. Jhaveri

Purav A. Jhaveri, CFA, FRM
Assistant Portfolio Manager

Franklin India Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

STEPHEN H. DOVER is responsible for overseeing the investment functions of the locally managed and distributed products in South Korea, Brazil, China, India and UAE. He also oversees the Franklin branded Asian equity growth products.

Prior to serving in his current role, Mr. Dover was a founder and chief investment officer of Bradesco Templeton Asset Management (BTAM), a joint venture with Brazil's largest private bank, in Sao Paulo, Brazil. Under Mr. Dover's direction, BTAM became the largest joint-venture asset management company in Brazil. Mr. Dover also served on the Board of Directors of several publicly traded Brazilian companies.

Prior to joining Franklin Templeton in 1997, Mr. Dover was a portfolio manager and principal at Newell Associates in Palo Alto, CA, where he co-managed retail and institutional equity assets. Previously, Mr. Dover worked for Towers Perrin Consulting in New York, London and San Francisco.

Mr. Dover earned a B.A., with honors, in communications and business administration from Lewis and Clark College and a M.B.A in finance from The Wharton School of the University of Pennsylvania. He is a Chartered Financial Analyst (CFA) Charterholder, as well as a Certified Financial Planner (CFP). Mr. Dover has lived in China, Costa Rica, England, Brazil and the U.S.

PURAV A. JHAVERI is responsible for overseeing the investment functions of the locally managed and distributed products in South Korea, India, Brazil and China.

Mr. Jhaveri has been in the investment industry since 1994. Prior to serving in his current role, Mr. Jhaveri was a research analyst with Templeton Emerging Markets Group in Mumbai, India. Prior to joining Franklin Templeton, he was an investment advisor at ANZ Grindlays Bank. He was previously with Unit Trust of India as a research analyst.

Mr. Jhaveri earned his masters in management from Narsee Monjee Institute of Management Studies, University of Bombay. He earned his bachelor of commerce degree from Jaihind College, University of Bombay. Mr. Jhaveri has a Financial Risk Manager (FRM) certification from Global Association of Risk Professionals. He is a CFA Charterholder.


                              8 | Semiannual Report

Performance Summary as of 4/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION


CLASS A (SYMBOL: N/A)         CHANGE   4/30/08   1/31/08
---------------------         ------   -------   -------
Net Asset Value (NAV)         -$0.73    $9.27     $10.00

CLASS C (SYMBOL: N/A)         CHANGE   4/30/08   1/31/08
---------------------         ------   -------   -------
Net Asset Value (NAV)         -$0.74    $9.26     $10.00

ADVISOR CLASS (SYMBOL: N/A)   CHANGE   4/30/08   1/31/08
---------------------------   ------   -------   -------
Net Asset Value (NAV)         -$0.72    $9.28     $10.00


                              Semiannual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                        INCEPTION (1/31/08)
-------                                        -------------------
Cumulative Total Return(2)                             -7.30%
Aggregate Total Return(3)                             -12.63%
Value of $10,000 Investment(4)                        $8,737
Aggregate Total Return (3/31/08)(5)                   -19.51%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.30%
      With Waiver                       1.75%

CLASS C                                        INCEPTION (1/31/08)
-------                                        -------------------
Cumulative Total Return(2)                             -7.40%
Aggregate Total Return(3)                              -8.43%
Value of $10,000 Investment(4)                        $9,157
Aggregate Total Return (3/31/08)(5)                   -15.55%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.95%
      With Waiver                       2.40%

ADVISOR CLASS                                  INCEPTION (1/31/08)
-------                                        -------------------
Cumulative Total Return(2)                             -7.20%
Aggregate Total Return(3)                              -7.20%
Value of $10,000 Investment(4)                        $9,280
Aggregate Total Return (3/31/08)(5)                   -14.60%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.95%
      With Waiver                       1.40%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 3/1/09.


                             10 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO RISKS ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE POTENTIAL LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment since inception.

3. Aggregate total return represents the change in value of an investment since inception. Because the Fund has existed for less than one year, average annual total returns are not available.

4. This figure represents the value of a hypothetical $10,000 investment in the Fund since inception.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                 BEGINNING ACCOUNT VALUE                    EXPENSES PAID DURING PERIOD*
                                      ACTUAL 1/31/08       ENDING ACCOUNT      ACTUAL 1/31/08-4/30/08
CLASS A                            HYPOTHETICAL 11/1/07     VALUE 4/30/08   HYPOTHETICAL 11/1/07-4/30/08
-------                          -----------------------   --------------   ----------------------------
Actual                                    $1,000              $  927.00                $ 4.05
Hypothetical (5% return before
   expenses)                              $1,000              $1,016.36                $ 8.57

CLASS C
Actual                                    $1,000              $  926.00                $ 5.68
Hypothetical (5% return before
   expenses)                              $1,000              $1,012.93                $12.01

ADVISOR CLASS
Actual                                    $1,000              $  928.00                $ 3.32
Hypothetical (5% return before
   expenses)                              $1,000              $1,017.90                $ 7.02

* Expenses are calculated using the expense ratio, net of expense waivers, annualized for each class (A: 1.71%; C: 2.40%; and Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 182/366 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 90/366 to reflect the number of days since inception.


                             Semiannual Report | 13

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INDIA GROWTH FUND

                                                         PERIOD ENDED
                                                       APRIL 30, 2008(g)
CLASS A                                                   (UNAUDITED)
-------                                                -----------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............       $10.00
                                                           ------
Income from investment operations(b):

   Net investment income (loss)(c) .................        (0.02)
   Net realized and unrealized gains (losses) ......        (0.71)
                                                           ------
Total from investment operations ...................        (0.73)
                                                           ------
Redemption fees ....................................           --(h)
                                                           ------
Net asset value, end of period .....................       $ 9.27
                                                           ======
Total return(d) ....................................        (7.30)%

RATIOS TO AVERAGE NET ASSETS(a, e)
Expenses before waiver and payments by affiliates ..         3.02%
Expenses net of waiver and payments by affiliates ..         1.71%
Net investment income (loss) .......................        (0.54)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $6,492
Portfolio turnover rate(f) .........................         5.80%

(a) The per share amounts and ratios reflect income and expenses of the Portfolio.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Represents the Portfolio's rate of turnover.

(g) For the period January 31, 2008 (commencement of operations) to April 30, 2008.

(h)  Amount rounds to less than $0.01 per share.


       14 | The accompanying notes are an integral part of these financial
                         statements. | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                         PERIOD ENDED
                                                       APRIL 30, 2008(g)
CLASS C                                                   (UNAUDITED)
-------                                                -----------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $10.00
                                                            ------
Income from investment operations(b):
   Net investment income (loss)(c) .................         (0.03)
   Net realized and unrealized gains (losses) ......         (0.71)
                                                            ------
Total from investment operations ...................         (0.74)
                                                            ------
Redemption fees ....................................            --(h)
                                                            ------
Net asset value, end of period .....................        $ 9.26
                                                            ======
Total return(d) ....................................         (7.40)%

RATIOS TO AVERAGE NET ASSETS(a, e)
Expenses before waiver and payments by affiliates ..          3.71%
Expenses net of waiver and payments by affiliates ..          2.40%
Net investment income (loss) .......................         (1.23)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $  787
Portfolio turnover rate(f) .........................          5.80%

(a) The per share amounts and ratios reflect income and expenses of the Portfolio.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Represents the Portfolio's rate of turnover.

(g) For the period January 31, 2008 (commencement of operations) to April 30, 2008.

(h)  Amount rounds to less than $0.01 per share.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 15

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                      PERIOD ENDED
                                                    APRIL 30, 2008(g)
ADVISOR CLASS                                          (UNAUDITED)
-------------                                       -----------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $ 10.00
                                                        -------
Income from investment operations(b):
   Net investment income (loss)(c) ..............            --(h)
   Net realized and unrealized gains (losses) ...         (0.72)
                                                        -------
Total from investment operations ................         (0.72)
                                                        -------
Redemption fees .................................         --(h)
                                                        -------
Net asset value, end of period ..................       $  9.28
                                                        =======
Total return(d) .................................         (7.20)%

RATIOS TO AVERAGE NET ASSETS(a, e)
Expenses before waiver and payments by affiliates          2.71%
Expenses net of waiver and payments by affiliates          1.40%
Net investment income (loss) ....................         (0.23)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $54,142
Portfolio turnover rate(f) ......................          5.80%

(a) The per share amounts and ratios reflect income and expenses of the Portfolio.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Represents the Portfolio's rate of turnover.

(g) For the period January 31, 2008 (commencement of operations) to April 30, 2008.

(h)  Amount rounds to less than $0.01 per share.


       16 | The accompanying notes are an integral part of these financial
                         statements. | Semiannual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008 (unaudited)

                                                                              FRANKLIN
                                                                            INDIA GROWTH
                                                                                FUND
                                                                            ------------
Assets:
   Investments in FT (Mauritius) Offshore Investments Limited (Note 1) ..   $61,012,488
   Sweep Money Fund (Cost $79,024) (Note 6) .............................        79,024
   Cash .................................................................       178,897
   Receivables:
      Capital shares sold ...............................................       221,243
      Affiliates ........................................................        34,756
   Offering costs .......................................................       100,918
                                                                            -----------
         Total assets ...................................................    61,627,326
                                                                            ===========
Liabilities:
   Payables:
      Investment securities purchased ...................................       178,897
      Capital shares redeemed ...........................................         1,394
      Professional fees .................................................        11,497
   Accrued expenses and other liabilities ...............................        15,238
                                                                            -----------
         Total liabilities ..............................................       207,026
                                                                            -----------
            Net assets, at value ........................................   $61,420,300
                                                                            ===========
Net assets consist of:
   Paid-in capital ......................................................   $58,117,952
   Undistributed net investment income (loss) ...........................       (18,478)
   Net unrealized appreciation (depreciation) ...........................     3,581,658
   Accumulated net realized gain (loss) .................................      (260,832)
                                                                            -----------
            Net assets, at value ........................................   $61,420,300
                                                                            ===========


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 17

Franklin Templeton International Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008 (unaudited)

                                                                                FRANKLIN
                                                                              INDIA GROWTH
                                                                                  FUND
                                                                              ------------
CLASS A:
   Net assets, at value ...................................................   $ 6,491,782
                                                                              ------------
   Shares outstanding .....................................................       699,973
                                                                              ------------
   Net asset value per share(a) ...........................................   $      9.27
                                                                              ------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $      9.84
                                                                              ------------
CLASS C:
   Net assets, at value ...................................................   $   786,597
                                                                              ------------
   Shares outstanding .....................................................        84,979
                                                                              ------------
   Net asset value and maximum offering price per share(a) ................   $      9.26
                                                                              ------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $54,141,921
                                                                              ------------
   Shares outstanding .....................................................     5,834,809
                                                                              ------------
   Net asset value and maximum offering price per share(a) ................   $      9.28
                                                                              ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

18 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the period ended April 30, 2008(a) (unaudited)

                                                                           FRANKLIN
                                                                         INDIA GROWTH
                                                                             FUND
                                                                         ------------
Net investment income allocated from FT (Mauritius) Offshore
   Investments Limited:
   Dividends .........................................................    $   73,277
   Expenses ..........................................................       (72,215)
                                                                         ------------
         Net investment income allocated from FT (Mauritius)
            Offshore Investments Limited .............................         1,062
                                                                         ------------
Investment income - dividends from Sweep Money Fund (Note 6) .........           698
                                                                         ------------
         Total investment income .....................................         1,760
                                                                         ------------
Expenses:
   Management fees (Note 3a) .........................................        15,779
   Administrative fees (Note 3b) .....................................        12,636
   Distribution fees: (Note 3c)
      Class A ........................................................         3,162
      Class C ........................................................           837
   Transfer agent fees (Note 3e) .....................................         9,854
   Custodian fees (Note 4) ...........................................           821
   Reports to shareholders ...........................................         6,570
   Professional fees .................................................        11,497
   Trustees' fees and expenses .......................................           148
   Amortization of offering costs ....................................        41,803
   Other .............................................................           329
                                                                         ------------
         Total expenses ..............................................       103,436
         Expenses waived/paid by affiliates (Note 3f) ................       (83,198)
                                                                         ------------
            Net expenses .............................................        20,238
                                                                         ------------
               Net investment income (loss) ..........................       (18,478)
                                                                         ------------
Realized and unrealized gains (losses) on investments
   allocated from FT (Mauritius) Offshore Investments Limited:
   Net realized gain (loss) from:
      Investments ....................................................       (54,621)
      Foreign currency transactions ..................................      (206,211)
                                                                         ------------
               Net realized gain (loss) ..............................      (260,832)
                                                                         ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................     3,422,531
      Translation of assets and liabilities denominated in
         foreign currencies ..........................................       159,127
                                                                         ------------
               Net change in unrealized appreciation (depreciation) ..     3,581,658
                                                                         ------------
Net realized and unrealized gain (loss) ..............................     3,320,826
                                                                         ------------
Net increase (decrease) in net assets resulting from operations ......    $3,302,348
                                                                         ============

(a) For the period January 31, 2008 (commencement of operations) to April 30, 2008.

    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 19

Franklin Templeton International Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FRANKLIN INDIA
                                                                             GROWTH FUND
                                                                             PERIOD ENDED
                                                                          APRIL 30, 2008(a)
                                                                             (UNAUDITED)
                                                                          -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ....................................      $   (18,478)
      Net realized gain (loss) from investments and foreign currency
         transactions .................................................         (260,832)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and
         liabilities denominated in foreign currencies ................        3,581,658
                                                                             -----------
            Net increase (decrease) in net assets resulting from
               operations .............................................        3,302,348
                                                                             -----------
   Capital share transactions: (Note 2)
      Class A .........................................................        6,638,725
      Class C .........................................................          776,166
      Advisor Class ...................................................       50,702,888
                                                                             -----------
   Total capital share transactions ...................................       58,117,779
                                                                             -----------
   Redemption fees ....................................................              173
                                                                             -----------
            Net increase (decrease) in net assets .....................       61,420,300
Net assets:
   Beginning of period ................................................               --
                                                                             -----------
   End of period ......................................................      $61,420,300
                                                                             -----------
Undistributed net investment income (loss) included in net assets:
   End of period ......................................................      $   (18,478)
                                                                             -----------

(a) For the period January 31, 2008 (commencement of operations) to April 30, 2008.


20 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Franklin India Growth Fund
(Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The Fund operates using a "master fund/feeder fund" structure and invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. At April 30, 2008, the Fund owned 100% of the outstanding shares of the Portfolio.

Effective January 31, 2008, the Fund commenced operations offering three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund's investment in the Portfolio shares are valued at the Portfolio's net asset value per share. Valuation of securities by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Investments in open-end mutual funds are valued at the closing net asset value.

B. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund's investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(d) of the Portfolio's Notes to Financial Statements.

The Fund has reviewed the tax positions as of April 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                             Semiannual Report | 21

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to difference in class specific expenses.

The Fund records its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

D. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             22 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                      PERIOD ENDED
                                   APRIL 30, 2008(a)
                                -----------------------
                                  SHARES       AMOUNT
                                ---------   -----------
CLASS A SHARES:
   Shares sold ..............     703,512   $ 6,669,587
   Shares redeemed ..........      (3,539)      (30,862)
                                ---------   -----------
   Net increase (decrease) ..     699,973   $ 6,638,725
                                =========   ===========
CLASS C SHARES:
   Shares sold ..............      85,557   $   781,474
   Shares redeemed ..........        (578)       (5,308)
                                ---------   -----------
   Net increase (decrease) ..      84,979   $   776,166
                                =========   ===========
ADVISOR CLASS SHARES:
   Shares sold ..............   5,835,819   $50,711,738
   Shares redeemed ..........      (1,010)       (8,850)
                                ---------   -----------
   Net increase (decrease) ..   5,834,809   $50,702,888
                                =========   ===========

(a) For the period January 31, 2008 (commencement of operations) to April 30, 2008.


                             Semiannual Report | 23

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the Portfolio and of the following subsidiaries:

SUBSIDIARY                                                               AFFILIATION
----------                                                               -----------
Franklin Advisers, Inc. (Advisers)                                       Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)   Investment manager
Franklin Templeton Services, LLC (FT Services)                           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)            Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers equal to 20% of the total management fee with the remainder to be paid by the Portfolio based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

Under a subadvisory agreement, FT India, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services of 0.20% per year of the average daily assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...   0.35%
Class C ...   1.00%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period March 1, 2008 through January 1, 2009.


                             24 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated ..   $10,211
   broker/dealers
Contingent deferred sales charges retained ......................   $     5

E. TRANSFER AGENT FEES

For the period ended April 30, 2008, the Fund paid transfer agent fees of $9,854, of which $2,196 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses, through March 31, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After March 31, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2008, there were no credits earned.

5. INCOME TAXES

At April 30, 2008, the cost of investments and net unrealized appreciation (depreciation), including the holdings of the Portfolio, for income tax purposes were as follows:

Cost of investments .........................   $52,719,579
                                                -----------
Unrealized appreciation .....................   $ 4,007,459
Unrealized depreciation .....................      (638,419)
                                                -----------
Net unrealized appreciation (depreciation) ..   $ 3,369,040
                                                ===========

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                             Semiannual Report | 25

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

7. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Fund. At April 30, 2008, there was one unaffiliated shareholder holding 87% of the Fund's outstanding shares.

8. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                             26 | Semiannual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

9. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 27

FT (Mauritius) Offshore Investments Limited

FINANCIAL HIGHLIGHTS

                                                        PERIOD ENDED
                                                     APRIL 30, 2008(e)
                                                        (UNAUDITED)
                                                     -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 10.00
                                                         -------
Income from investment operations(a):
   Net investment income(b) ......................            --(f)
   Net realized and unrealized gains (losses) ....         (0.74)
                                                         -------
   Total from investment operations ..............         (0.74)
                                                         -------
Net asset value, end of period ...................       $  9.26
                                                         =======
Total return(c) ..................................         (7.40)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses .........................................          1.20%
Net investment income ............................          0.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $61,012
Portfolio turnover rate ..........................          5.80%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) For the period January 31, 2008 (commencement of operations) to April 30, 2008.

(f)  Amount rounds to less than $0.01 per share.


28 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

FT (Mauritius) Offshore Investments Limited

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

                                                     SHARES      VALUE
                                                    -------   -----------
    COMMON STOCKS 91.8%
    INDIA 91.8%
    COMMERCIAL SERVICES 0.1%
    Crisil Ltd. .................................       755   $    70,244
                                                              -----------
    COMMUNICATIONS 10.0%
(a) Bharti Airtel Ltd. ..........................   181,351     4,029,624
    Reliance Communication Ltd. .................   145,596     2,086,756
                                                              -----------
                                                                6,116,380
                                                              -----------
    CONSUMER DURABLES 2.6%
    Hero Honda Motors Ltd. ......................    47,814     1,005,571
    Mahindra & Mahindra Ltd. ....................    35,151       582,577
                                                              -----------
                                                                1,588,148
                                                              -----------
    CONSUMER NON-DURABLES 7.4%
    Dabur India Ltd. ............................   211,077       554,697
    Marico Ltd. .................................   669,413     1,103,000
    Nestle India Ltd. ...........................    52,227     2,270,874
    United Spirits Ltd. .........................    14,816       589,380
                                                              -----------
                                                                4,517,951
                                                              -----------
    CONSUMER SERVICES 0.1%
    Television Eighteen India Ltd. ..............     6,800        57,855
                                                              -----------
    ENERGY MINERALS 9.2%
    Bharat Petroleum Corp. Ltd. .................    58,660       593,996
    Oil & Natural Gas Corp. Ltd. ................     2,301        58,785
(a) Reliance Industries Ltd. ....................    76,470     4,943,327
                                                              -----------
                                                                5,596,108
                                                              -----------
    FINANCE 24.9%
    Axis Bank Ltd. ..............................    80,176     1,832,056
    HDFC Bank Ltd. ..............................    61,134     2,289,465
    Housing Development Finance Corp. Ltd. ......    46,036     3,192,133
    ICICI Bank Ltd. .............................   150,288     3,267,324
(a) India Infoline Ltd. .........................    29,722       694,261
    Infrastructure Development Finance
       Co. Ltd. .................................   437,273     1,918,812
    Kotak Mahindra Bank Ltd. ....................   103,015     2,010,257
                                                              -----------
                                                               15,204,308
                                                              -----------
    HEALTH TECHNOLOGY 6.4%
    Glaxosmithkline Pharmaceuticals Ltd. ........    42,066     1,133,598
    Lupin Laboratories Ltd. .....................    46,316       648,424
    Pfizer Ltd. .................................    34,800       562,478
(a) Sun Pharmaceutical Industries Ltd. ..........    43,888     1,572,373
                                                              -----------
                                                                3,916,873
                                                              -----------
    INDUSTRIAL SERVICES 0.1%
    Hindustan Construction Ltd. .................     8,024        26,284
                                                              -----------


                             Semiannual Report | 29

FT (Mauritius) Offshore Investments Limited

                                                 SHARES      VALUE
                                                -------   -----------
    COMMON STOCKS (CONTINUED)
    INDIA (CONTINUED)
    NON-ENERGY MINERALS 4.2%
(a) Grasim Industries Ltd. ..................    22,338   $ 1,326,888
    Steel Authority of India Ltd. ...........    66,386       303,702
    Tata Steel Ltd. .........................    46,043       930,649
                                                          -----------
                                                            2,561,239
                                                          -----------
    PROCESS INDUSTRIES 1.4%
(a) Aditya Birla Nuvo Ltd. ..................    22,074       791,417
    Tata Chemicals Ltd. .....................     5,080        44,897
                                                          -----------
                                                              836,314
                                                          -----------
    PRODUCER MANUFACTURING 14.8%
    ABB Ltd. India ..........................    57,140     1,612,634
    Bharat Heavy Electricals Ltd. ...........    40,378     1,893,623
    Bosch Ltd. ..............................     8,955       915,879
    Cummins India Ltd. ......................    76,109       598,241
    Larsen & Toubro Ltd. ....................    34,877     2,589,563
    Siemens India Ltd. ......................    39,194       553,997
(a) Sterlite Industries (India) Ltd. ........    15,710       334,842
    Tata Motors Ltd. ........................    32,536       532,642
                                                          -----------
                                                            9,031,421
                                                          -----------
    TECHNOLOGY SERVICES 10.5%
    Infosys Technologies Ltd. ...............    77,064     3,341,186
    Satyam Computer Services Ltd. ...........   147,509     1,758,439
    Tata Consultancy Services Ltd. ..........    58,559     1,331,222
                                                          -----------
                                                            6,430,847
                                                          -----------
    UTILITIES 0.1%
    Tata Power Co. Ltd. .....................     1,616        55,623
                                                          -----------
    TOTAL COMMON STOCKS (COST $52,587,064) ..              56,009,595
                                                          -----------
    OTHER ASSETS, LESS LIABILITIES 8.2% .....               5,002,893
                                                          -----------
    NET ASSETS 100.0% .......................             $61,012,488
                                                          ===========

(a)  Non-income producing for the twelve months ended April 30, 2008.


30 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

FT (Mauritius) Offshore Investments Limited

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost ........................................   $52,587,064
                                                      ===========
      Value .......................................   $56,009,595
   Cash ...........................................         4,310
   Foreign currency, at value (cost $ 5,194,334) ..     5,350,889
   Receivables:
      Investment securities sold ..................       659,767
      Capital shares sold .........................       466,541
      Dividends ...................................        31,510
                                                      -----------
         Total assets .............................    62,522,612
                                                      -----------
Liabilities:
   Payables:
      Investment securities purchased .............     1,458,573
      Affiliates ..................................        45,523
   Accrued expenses and other liabilities .........         6,028
                                                      -----------
         Total liabilities ........................     1,510,124
                                                      -----------
            Net assets, at value ..................   $61,012,488
                                                      ===========
Shares outstanding ................................     6,586,349
                                                      ===========
Net asset value per share .........................   $      9.26
                                                      ===========


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 31

FT (Mauritius) Offshore Investments Limited

STATEMENT OF OPERATIONS
for the period ended April 30, 2008(a) (unaudited)

Investment income:
   Dividends ...................................................................   $   73,277
                                                                                   ----------
Expenses:
   Management fees (Note 3a) ...................................................       63,114
   Administrative fees (Note 3b) ...............................................        2,050
   Custodian fees ..............................................................        3,450
   Professional fees ...........................................................        1,601
   Directors' fees and expenses ................................................        2,000
                                                                                   ----------
         Total expenses ........................................................       72,215
                                                                                   ----------
            Net investment income ..............................................        1,062
                                                                                   ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................      (54,621)
      Foreign currency transactions ............................................     (206,211)
                                                                                   ----------
            Net realized gain (loss) ...........................................     (260,832)
                                                                                   ----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    3,422,531
      Translation of assets and liabilities denominated in foreign currencies ..      159,127
                                                                                   ----------
            Net change in unrealized appreciation (depreciation) ...............    3,581,658
                                                                                   ----------
Net realized and unrealized gain (loss) ........................................    3,320,826
                                                                                   ----------
Net increase (decrease) in net assets resulting from operations ................   $3,321,888
                                                                                   ==========

(a) For the period January 31, 2008 (commencement of operations) to April 30, 2008.


32 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

FT (Mauritius) Offshore Investments Limited

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   PERIOD ENDED
                                                                                APRIL 30, 2008(a)
                                                                                   (UNAUDITED)
                                                                                -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................      $     1,062
      Net realized gain (loss) from investments and foreign currency
         transactions .......................................................         (260,832)
      Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
         currencies .........................................................        3,581,658
                                                                                   -----------
         Net in crease (decrease) in net assets resulting from operations ...        3,321,888
                                                                                   -----------
   Capital share transactions (Note 2) ......................................       57,690,600
                                                                                   -----------
         Net in crease (decrease) in net assets .............................       61,012,488
Net assets:
   Beginning of period ......................................................               --
                                                                                   -----------
   End of period ............................................................      $61,012,488
                                                                                   ===========

(a) For the period January 31, 2008 (commencement of operations) to April 30, 2008.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 33

FT (Mauritius) Offshore Investments Limited

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Franklin India Growth Fund's (Fund) purchase of securities of a wide selection of Indian companies, consistent with the Fund's investment strategies and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2008, the Fund owned 100% of the Portfolio.

The following summarizes the Portfolio's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Portfolio follows the Fund's procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Portfolio. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             34 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Portfolio purchases or sells foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities that it is a resident of Mauritius under the Treaty. Under the provisions of the Treaty, a fund which is a tax resident in Mauritius under the Treaty


                             Semiannual Report | 35

FT (Mauritius) Offshore Investments Limited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

and has no branch or permanent establishment in India, will be subject to tax only in Mauritius (and not India) in respect of the capital gains derived on the sale of Indian securities. However, under the domestic law, Mauritius does not levy capital gains tax and gains/profits on the sale of trading securities are exempt from corporate income tax.

As per the domestic law of India, the Portfolio is not subject to withholding tax in India in respect of dividends paid by Indian companies. The Indian company distributing the dividends is liable to pay a dividend distribution tax of 16.995%.

The Portfolio holds a Category 1 Global Business License for the purpose of the Financial Services Act 2007 and is subject to tax in Mauritius at the rate of 15% on net dividend income earned from the Indian companies. However, the Portfolio will be entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%).

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the Treaty.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             36 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

The Portfolio's officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. CAPITAL STOCK

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio's shares were as follows:

                    PERIOD ENDED
                 APRIL 30, 2008(a)
              -----------------------
                SHARES       AMOUNT
              ---------   -----------
Shares sold   6,586,349   $57,690,600
              ---------   -----------

(a) For the period January 31, 2008 (commencement of operations) to April 30, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

A. MANAGEMENT FEES

The Portfolio pays an investment management fee to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion , up to and including $15 billion
       1.050%         Over $15 billion , up to and including $20 billion
       1.000%         In excess of $20 billion

B. ADMINISTRATION FEES

The Portfolio pays an administrative fee to International Financial Services Limited (IFS) in the amount stated in the Statement of Operations. Certain directors of the Portfolio are also directors of IFS.


                             Semiannual Report | 37

FT (Mauritius) Offshore Investments Limited

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2008, aggregated $54,116,632 and $1,474,947, respectively.

5. CONCENTRATION OF RISK

Investing in Indian equity securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Portfolio believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Portfolio is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             38 | Semiannual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

FRANKLIN INDIA GROWTH FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 39

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

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

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INDIA GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

SUBADVISOR
Franklin Templeton Asset Management (India)
Private Limited

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  June 26, 2008